UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 23, 2010

Date of Report
(Date of Earliest Event Reported)

Tuffnell Ltd.

(Exact name of registrant as specified in its charter)

Nevada	000-53610	26-2463465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Oxford St,
London W1D 2EU
United Kingdom

  (Address of principal executive offices)

011-44-020-7903-5084

  (Registrant's telephone number, including area code)

N/A

  (Former name and former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01	Other Events

On April 23 2010, Tuffnell Ltd., a Nevada corporation (the “Company”) closed a private placement of 500,000 units at $1.00 per unit for a total offering price of $500,000.  The units were offered by the Company pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended.  Each unit consists of one common share of the Company and one non-transferable share purchase warrant.  The warrants are exercisable at a price of $1.50 per share commencing April 26, 2010 and expire on April 26, 2012.  The private placement was fully subscribed to by a non-U.S. Corporation.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

10.1	Form of Private Placement Subscription Agreement

10.2	Form of warrant

Signatures

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2010	Tuffnell Ltd.

/s/ George Dory
George Dory, Chief Executive Officer and President